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                         SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of the
                        Securities and Exchange Act of 1934.


                 Date of  Report (Date of earliest event reported)
                       SEPTEMBER 1, 1998 (SEPTEMBER 30, 1998)


                            IRWIN NATURALS/4HEALTH, INC.
               (Exact name of registrant as specified in its charter)



          UTAH                     0-18160                  87-046822
(State of other jurisdiction     (Commission             (IRS Employer
    of incorporation)            File Number)          identification No.)



                            10549 WEST JEFFERSON BLVD.,
                               CULVER CITY, CA 90232
                      (Address of Principal Executive Offices)


         Registrant's telephone number, including area code: (310) 253-5305


                                   Not Applicable
           (Former Name or Former Address, if changes since last report)


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     Item 5. Other Events

     Effective September 1, 1998, Anthony Robbins resigned from the Board of Directors of Irwin Naturals/4Health, Inc. to pursue other interests.




                                     SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned herunto duly authorized.


                                        IRWIN NATURALS/4HEALTH, INC.


Date:     September 4, 1998             By:  \S\: Klee Irwin
                                                    Klee Irwin
                                                    President